SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 18,2006

                                 USIP.COM, INC.

             (Exact name of registrant as specified in its charter)

           NEVADA                       0-31193                  16-1583162
(State or other jurisdiction    Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                        7325 OSWEGO ROAD
                       LIVERPOOL, NEW YORK                    13090
               (Address of principal executive offices)    (ZIP Code)
       Registrant's telephone number, including area code: (315) 451-7515

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 ITEM 3.02

Unregistered Sales of Equity Securities

 On January 18,2006, USIP.Com, Inc (the "Company") issued 26,627,834 shares of its common stock in consideration for the cancellation of debt owed by the Company in the amount of $840,834. The Company has no obligation to register the shares issued in this transaction. The securities to be issued in this transaction will be issued as a private placement exempt :from the registration requirements of Section 5 of the Securities Act of 1933 (the "Act"), under the terms of Section 4(2) of the Act

 (e) Exhibits. None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf the undersigned, thereunto duly authorized.

                                 USIP.COM, INC.

 Date: January 24, 2006

                              By: /S/ Craig Burton
                              --------------------
                              Craig Burton, President


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